UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 26, 2010 (November 19, 2010)
Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600 Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-99.1
EX-99.2

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
     As previously disclosed, Buckeye Partners, L.P. (the “Partnership”), Buckeye GP LLC, the Partnership’s general partner (the “Partnership GP”), Buckeye GP Holdings L.P. (“Holdings”), MainLine Management LLC, and Grand Ohio, LLC (“MergerCo”) entered into a First Amended and Restated Agreement and Plan of Merger, dated as of August 18, 2010 (as amended, the “Merger Agreement”), and on November 19, 2010, the transactions contemplated by the Merger Agreement closed, MergerCo merged with and into Holdings (the “Merger”), the separate existence of MergerCo ceased and Holdings survived as a Delaware limited partnership and as a subsidiary of the Partnership. As a result of the Merger, Holdings became the Partnership’s predecessor and is considered the surviving consolidated entity for accounting purposes rather than the Partnership, which is the surviving consolidated entity for legal and reporting purposes
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is filed as Annex A to the Joint Proxy Statement/Prospectus contained in the Partnership’s Registration Statement on Form S-4/A, filed on September 14, 2010, and is incorporated herein by reference.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     (c) On November 19, 2010, the board of directors of the Partnership GP appointed Mr. Jeffrey I. Beason, age 62, to the position of Vice President and Controller of the Partnership GP and expanded his powers and functions to include those typically associated with a Chief Accounting Officer. Mr. Beason, who will also become the Partnership’s Principal Accounting Officer, has served as the Vice President and Controller of Buckeye Pipeline Services Company and certain of the Partnership’s operating subsidiaries since July, 2009.
     Mr. Beason has over 20 years of experience in various senior accounting, reporting and administrative positions at public companies and his responsibilities have included, among other things, internal and external consolidation and financial reporting, establishing accounting policies and controls, serving as the primary contact with independent auditors and preparing financial statements for capital markets transactions. From July 2006 to July 2009, Mr. Beason served as Vice President and Corporate Controller and as the Chief Accounting Officer of Service Corporation International, a provider of deathcare products and services. From 1996 to November 2006, Mr. Beason served as Sr. Vice President and Controller and Chief Accounting Officer of El Paso Corporation, a natural gas transmission and production company. From 1993 to 1996, Mr. Beason served as Sr. Vice President Administration of Mojave Pipeline Operating Company, a wholly-owned subsidiary of El Paso Corporation, and, from 1978 to 1993, Mr. Beason served in various accounting and reporting roles at El Paso Corporation. Mr. Beason earned a Bachelor of Business Administration degree in accounting from Texas Tech University and is a Certified Public Accountant licensed in the State of Texas.
     There is no arrangement or understanding between Mr. Beason and any other persons pursuant to which he was appointed as Vice President and Controller of the Partnership GP or pursuant to which his powers and functions were expanded to include those typically associated with a Chief Accounting Officer. Mr. Beason has no family relationship with any director or executive officer of the Partnership GP or the Partnership.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Business Acquired.
     The unaudited condensed consolidated financial statements of Holdings for the nine months ended September 30, 2010 and the notes thereto are incorporated herein by reference to “Item 1. Financial Statements” contained in Holdings’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 8, 2011, which is filed as Exhibit 99.1 hereto.

     The audited consolidated financial statements of Holdings for the years ended December 31, 2009, 2008 and 2007 will be filed on Form 8-K/A in accordance with Item 9.01(a) of Form 8-K within 71 days after the date of this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
     The Partnership hereby furnishes, and does not file, the unaudited pro forma condensed consolidated balance sheet of the Partnership at September 30, 2010, unaudited pro forma condensed consolidated statement of operations of the Partnership for the nine months ended September 30, 2010, unaudited pro forma condensed consolidated statement of operations of the Partnership for the year ended December 31, 2009 and the notes related thereto which are set forth as Exhibit 99.2 hereto.
(d) Exhibits.

2.1	First Amended and Restated Agreement and Plan of Merger, dated August 18, 2010, by and among Buckeye Partners, L.P., Buckeye GP LLC, Buckeye GP Holdings L.P., MainLine Management LLC and Grand Ohio, LLC (Incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus contained in Buckeye Partners, L.P.’s Registration Statement on Form S-4/A filed on September 14, 2010).*

99.1	“Item 1. Financial Statements” contained in Buckeye GP Holdings L.P.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 8, 2011.

99.2	Unaudited pro forma condensed consolidated balance sheet of Buckeye Partners, L.P. at September 30, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the nine months ended September 30, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the year ended December 31, 2009 and the notes related thereto.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	/s/ William H. Schmidt, Jr. William H. Schmidt, Jr.
Vice President and General Counsel
Dated November 26, 2010

EXHIBIT INDEX

Exhibits.

2.1	First Amended and Restated Agreement and Plan of Merger, dated August 18, 2010, by and among Buckeye Partners, L.P., Buckeye GP LLC, Buckeye GP Holdings L.P., MainLine Management LLC and Grand Ohio, LLC (Incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus contained in Buckeye Partners, L.P.’s Registration Statement on Form S-4/A filed on September 14, 2010).*

99.1	“Item 1. Financial Statements” contained in Buckeye GP Holdings L.P.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 8, 2011.

99.2	Unaudited pro forma condensed consolidated balance sheet of Buckeye Partners, L.P. at September 30, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the nine months ended September 30, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the year ended December 31, 2009 and the notes related thereto.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.